UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COGDELL SPENCER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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COGDELL SPENCER INC.
4401 Barclay Downs Drive, Suite 300
Charlotte, NC 28209-4670
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
MAY 4, 2011
Dear Stockholder,
The 2011 Annual Meeting of Stockholders of Cogdell Spencer Inc. will be held at the Renaissance Charlotte SouthPark Hotel, Queen Victoria room, located at 5501 Carnegie Boulevard, Charlotte, North Carolina 28209 on Wednesday, May 4, 2011 at 1:00 p.m., Eastern Time.
Proposals to be considered at the Annual Meeting:
(1)
To elect seven members to the board of directors, each to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The Board nominees are the following: Raymond W. Braun, John R. Georgius, Richard B. Jennings, Christopher E. Lee, David J. Lubar, Richard C. Neugent, and Randolph D. Smoak, Jr. M.D.;

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011;
(3)	To approve, in a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement;
(4)	To vote upon, in a non-binding advisory vote, the frequency of holding future non-binding advisory votes on executive compensation; and
(5)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1, FOR proposals 2 and 3, and FOR one year in proposal 4.
Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to the Annual Meeting of Stockholders can be obtained by calling 704-940-2900.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
Vote Your Proxy on the Internet:
Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.
COMPANY ID:
PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at: http://www.cstproxy.com/cogdellspencer/2011

COGDELL SPENCER INC.
4401 Barclay Downs Drive, Suite 300
Charlotte, NC 28209-4670
Important Notice Regarding the Availability Of Proxy Materials For the Annual Meeting of Stockholders to Be Held On May 4, 2011
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 26, 2011 to facilitate a timely delivery.
The following Proxy Materials are available to you to review at: http://www.cstproxy.com/cogdellspencer/2011

-	the Company’s Annual Report for the year ending December 31, 2010.

-	the Company’s 2011 Proxy Statement (including all attachments thereto).

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to stockholders.
ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.
OBTAINING A FREE PAPER OR E-MAIL COPY OF THE PROXY MATERIALS
If you prefer, you may request to receive your proxy materials for the Annual Meeting or for future annual meetings of the company’s stockholders on paper or via e-mail in any of the following ways:

Telephone:	Call us toll-free at 1-888-221-0690.

Internet:	Go to www.cstproxy.com/cogdellspencer/2011 and request a printed version of the materials.

E-mail:
Send a message to proxy@continentalstock.com with Cogdell Spencer Inc. in the subject field and include your registered holder name, address and company ID, 9-digit proxy number and 10-digit account number.